Agreement for Services
By and Between Market Voice, Inc. and Diamond Powersports

Agreement For Services Market Voice, Inc.

                             AGREEMENT FOR SERVICES
                             ----------------------

This following Agreement ("the Agreement"), by and between Market Voice, Inc. ("The Consultant"), a Florida Corporation, having its principal business office located at 301 Yamato Road, Suite 3131, Boca Raton, FL 33431 and Diamond Powersports ("The Company") a Florida corporation, having its principal business location at 10145 NW 46th Street, Sunrise, FL 33351, is made effective this 1st day of February, 2002.

     NOW, THEREFORE, in consideration of the mutual promises set forth below and the good and valuable consideration provided herein, the receipt of which both parties hereby acknowledge, the parties hereby agree as follows:

1.     CONSULTING  ENGAGEMENT
       ----------------------

The Company hereby engages the Consultant and the Consultant hereby accepts such engagement by the Company as a consultant and advisor with respect to the matters specifically set forth herein.

The  TERM  OF  THIS AGREEMENT SHALL BE SIX (6) MONTHS, beginning May 1, 2002 (or
     -------------------------------------------------
from the time the Company has a quote on the OTC Bulletin Board) and ending November 1, 2002 (or six months from the beginning date). Should the Company terminate or attempt to terminate this Agreement at any time, for any reason, the Company shall remain obligated to make payment to the Consultant of all consideration due or outstanding at the time of the termination. This engagement of the Consultant is on a non-exclusive basis by the Company.


2.     CONSULTING  SERVICES.  During  the  term  of  this  Agreement:
       ---------------------

(A) The services the Consultant will provide the Company shall include but not be limited to the following:

(i) The introduction of the Company to an expanded shareholder base and international investment community through domestic and international marketing and promotional activity. In accordance therewith, the Consultant shall:

(a) For the length of this contract the Company profile will be listed on WallStreetAlerts.com, a wholly owned Internet division of the Consultant; and additional financial sites within the Market Voice Network;

(b) Post Company press releases on financial site network and Business Wire Services;

(c) Release Company news alerts and press releases regionally, nationally and internationally through the Consultant's strategic alliance with wire services, search engines and hypertext website links (there is no standard limit to the amount of press releases, however, it must be reasonable and excludes hype and puffery);

(d) Feature the Company on the Consultant's radio show, "Stock Talk Live," financial news network syndicated radio show and webcast the feature company to audience throughout South Florida, and syndicated show to national audience on east coast, (Boston, etc.);

(e) Advise the Company regarding various and alternative marketing strategies; and

(f) Consult the Company regarding both short and long term business plans targeted at strengthening and maintaining shareholder and investor relations.

(B) The parties understand and agree that during the term of the Agreement, the Consultant is not restricted or prohibited from providing similar consulting services to other companies, provided that any such other activities shall not materially interfere with the services required to be provided hereunder. Accordingly, the parties fully understand and agree that the Consultant shall not be required to spend all of its time and effort with respect to the foregoing services.


3.     COMPENSATION.IN CONSIDERATION OF THE SERVICES TO BE RENDERED AS SET FORTH
       -------------
HEREIN,  THE  COMPANY  SHALL  COMPENSATE  THE  CONSULTANT  AS  FOLLOWS:

(A) UPON EXECUTION OF THIS AGREEMENT, THE CONSULTANT SHALL RECEIVE A FEE AS COMPENSATION IN THE AMOUNT OF 250,000 FREE TRADING NON-LEGEND SHARES UPON EXECUTION OF THIS AGREEMENT. ADDITIONALLY, CONSULTANT SHALL FURTHER RECEIVE 100,000 FREE TRADING NON-LEGEND SHARES NINETY (90) DAYS FROM THE DATE OF THE EXECUTION OF THIS AGREEMENT.



4.     EXPENSES.
       ---------

During the term of this Agreement, the Company shall pay or promptly reimburse the Consultant, ON A WRITTEN PRE-APPROVED BASIS, for reasonable expenses paid or
                -------------------------------
incurred by the Consultant in connection with the direct performance of its services, activities and responsibilities under this Agreement. Said reimbursement shall be made upon the presentation of the appropriate documents, expenses, statements, receipts, or other proof of expenses incurred, together with a copy of the written prior approval for the Company for such expenses. All statements must be paid within twenty (20) days of the Company's receipt of the same. Notwithstanding the foregoing, the Consultant shall bear all ordinary necessary expenses including office overhead, postage, telephone charges, and other like expenses paid or incurred in connection with the performance of its services, activities and responsibilities under this Agreement.


5.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
       ---------------------------------------------------

(A) The Company hereby represents and warrants that it has full power and legal right and authority to execute, deliver, and perform under this Agreement, and that the officer's execution of this Agreement on behalf of the Company is with full knowledge of the Company and the power of authority to do so.

(B) The Company hereby represents and warrants that this Agreement has been duly authorized by all necessary corporate and individual parties, executed and delivered by the Company enforceable against the Company in accordance with its terms, subject only to the applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the rights of creditors generally and to principles of equity.

(C) The Company hereby represents and warrants that all information provided to Consultant by the Company, including but not limited to general information regarding the Company, its business relationships, and its past, present, and future financial condition, which is used during the course of performance of Consultant's services under this Agreement, that is disseminated to the public, shall be truthful and based upon fact and not speculation. Moreover, the Company agrees to conduct a diligent investigation to confirm the truthfulness of any and all information it instructs the Consultant to disseminate to the public.

(D) The Company hereby agrees to indemnify and hold harmless the Consultant from and against any and all losses and damages resulting from any misrepresentation, or breach of any warranty, covenant or agreement by the Company made or contained in this Agreement, and any and all actions, suits, proceedings, claims, demands, judgments, costs, and expenses, including attorneys' fees, incident to the foregoing.



(E) The Company hereby represents and warrants that it abides by all applicable federal, state, and municipal laws in the operation of its business.


6.     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  THE  CONSULTANT.
       ------------------------------------------------------------------

(A) The Consultant hereby represents and warrants that it has full power and legal right and authority to execute, deliver and perform under this Agreement, and that the officer executing this Agreement on behalf of the Company has the full power of authority to do so.

(B) The Consultant hereby represents and warrants that this Agreement has been duly authorized by all necessary corporate and individual parties, executed and delivered by the Consultant and constitutes the legal, valid, binding obligation of the Consultant, and enforceable against it in accordance with its terms, subject only to the applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the rights of creditors generally and to principles of equity.

(C) The Consultant represents and warrants that it will only disseminate to the public information that has been authorized by the Company for dissemination or that, which has been previously disseminated in previous press releases or other publicly disclosed documentation.

(D) The Consultant hereby agrees to indemnify and hold harmless the Company from and against any and all losses and damages resulting from any misrepresentation, or breach of any warranty, covenant or agreement by the Consultant made or contained in this Agreement, and any and all actions, suits, proceedings, claims, demands, judgments, costs, and expenses, including attorneys' fees, incident to the foregoing.



7.     INDEPENDENT  CONTRACTOR  STATUS.
       --------------------------------

It is expressly understood and agreed that this is a consulting service and website linking agreement only and does not constitute an employer/employee relationship. Accordingly, the parties agree that the Consultant shall be solely responsible for payment of its own taxes or sums due to the federal, state, or local governments, office overhead, worker's compensation, fringe benefits, pension contributions, and other expenses, except as otherwise as an independent contractor and that the Company shall have no right to control the activities of the Consultant other than to require the Consultant to provide its consulting services in a professional manner pursuant to the terms and conditions of this Agreement. Moreover, the Consultant shall have no authority to bind the Company.


8.     MISCELLANEOUS  PROVISIONS.
       --------------------------

(A)     NOTICES.
        --------

Any notice, request, demand, or other communication required or permitted pursuant to this Agreement shall be in writing and shall be deemed to have been properly given if delivered by certified or registered mail and return receipt requested, to each party hereto at the address indicated below or at any other address as may be designated from time to time by written notice to each party. Such notice shall be deemed given upon delivery.

          Consultant:     MARKET  VOICE,  INC.
                          Attention:  B.  Michael  Friedman
                          301  Yamato  Road  Suite  3131
                          Boca  Raton,  Florida  33487

          Company:        DIAMOND  POWERSPORTS
                          Attention:  Pierre  Elliott
                          10145  NW  46th  Street
                          Sunrise,  FL  33351

(B)     ENTIRE  AGREEMENT.
        ------------------

This agreement constitutes the entire Agreement between the parties hereto relating to the subject matter hereof, and supersedes all prior written or oral agreements, commitments, representations, or understanding with respect to the matters provided for herein, and no modification shall be binding unless set forth in writing and duly executed by each party hereto.

(C)     BINDING  EFFECT.
        ----------------

This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, and successors, including any corporation with which or into which either party may be merged.



(D)     WAIVER.
        -------
The waiver by any party to this Agreement of a breach of any provision contained herein shall not be deemed a continuing waiver or waiver of any subsequent breach of any other provision of this Agreement.


(E)     DEFAULT.
        --------

In the event litigation is entered by the parties with regard to either parties' breach of any of its obligations under the Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and court costs.


(F)     COUNTERPARTS.
        -------------

For the convenience of the parties hereto, this Agreement may be executed in one or more counterparts, which shall each be considered an original.


(G)     CONSTRUCTION  AND  GOVERNING  LAW.
        ----------------------------------

Should any provision of this Agreement require judicial interpretation, it is hereby agreed that the Court interpreting and construing the same shall not apply a presumption that the terms shall be more strictly construed against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the participation hereof. This Agreement and all questions relating to its validity shall be decided within the jurisdiction of the State of Florida and governed by and construed in accordance with Florida law, without regard to its conflict of law principles.


(H)     DISCLOSURE  OF  COMPENSATION  AND  NON-LIABILITY  PERFORMANCE.
        --------------------------------------------------------------

The Company understands that pursuant to applicable federal and state law the Consultant may be required at times to disclose to the public the nature and amount of compensation received by the Consultant in consideration for the Consultant's services related to the Company.


Although the Consultant's ultimate goal in undertaking this business relationship with the Company is to see an increase in the Company's revenues and stock price, the Company understands that the Consultant does not guarantee specific performance of the Company nor will the Consultant engage in illegal or prohibited activity to manipulate the financial appearance of the Company or to inflate its stock price.


(I)     FACSIMILE  SIGNATURES.
        ----------------------

Facsimile signatures on this Agreement shall have the same legal effect as original signatures.



     IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the date first written above.

     MARKET  VOICE,  INC.               DIAMOND  POWERSPORTS


 By:         ________________________     By:     __________________________

     Its     ______________               Its     ______________

     Date:   ______________               Date:   _______________